Vanguard Admiral Funds(R)

Annual Report - January 31, 2001

INCLUDED WITHIN THIS REPORT:

VANGUARD ADMIRAL TREASURY
MONEY MARKET FUND

VANGUARD ADMIRAL SHORT-TERM
TREASURY FUND

VANGUARD ADMIRAL INTERMEDIATE-TERM
TREASURY FUND

VANGUARD ADMIRAL LONG-TERM
TREASURY FUND


[SHIP]

[THE VANGUARD GROUP LOGO]

SOME LESSONS
FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
     **Things change. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
     **Diversification matters. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
     **Perspective is paramount. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Admiral Funds provided fiscal-year returns ranging from 6.1% to 18.8%, and each outperformed its average peer.

* Reduced supply drove up the price of Treasury securities, particularly of longer-term bonds.

* Treasury bonds generally provided higher returns than stocks or corporate bonds.

CONTENTS

 1 Letter from the Chairman

 8 Report from the Adviser

11 Fund Profiles

15 Glossary of Investment Terms

16 Performance Summaries

20 Financial Statements

37 Report of Independent Accountants

LETTER
from the Chairman

Fellow Shareholder,

Treasury securities proved to be the place to be during the 12 months ended January 31, 2001. Stock market volatility, economic uncertainty, and a diminishing supply combined to drive up prices for Treasuries. The vanguard admiral funds outpaced their average peers and provided their highest fiscal-year returns in five years.
     The adjacent table presents the total return (capital change plus reinvested dividends) for each fund, its average mutual fund competitor, and an unmanaged market index. A significant portion of the return of intermediate-term and long-term Treasury bonds came from price appreciation. You'll find a breakdown of the returns for our three bond funds into their capital and income components in the performance summaries on pages 16-19. This is quite a reversal from the previous fiscal year, when falling bond prices resulted in negative returns for our Intermediate-Term and Long-Term Treasury Funds. As you know, prices and yields move in opposite directions. As of January 31, the yields of our bond funds were lower than they were a year ago. (Our Treasury Money Market Fund's yield, on the other hand, rose over the year, following the movements of short-term interest rates.) Over longer periods, bond-price fluctuations tend to cancel each other out, leaving interest income as the dominant component of total return.

2001 TOTAL RETURNS                       Fiscal Year Ended
                                                January 31
----------------------------------------------------------
ADMIRAL TREASURY MONEY MARKET FUND                    6.1%
  (SEC 7-Day Annualized Yield: 5.96%)
Average U.S. Treasury Money Market Fund*              5.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                            6.0
----------------------------------------------------------
ADMIRAL SHORT-TERM TREASURY FUND                     10.5%
Average Short U.S. Treasury Fund*                     9.3
Lehman 1-5 Year U.S. Treasury Bond Index             10.6
----------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM TREASURY FUND              16.0%
Average Intermediate U.S. Treasury Fund*             13.7
Lehman 5-10 Year U.S. Treasury Bond Index            15.8
----------------------------------------------------------
ADMIRAL LONG-TERM TREASURY FUND                      18.8%
Average General U.S. Treasury Fund*                  14.9
Lehman Long U.S. Treasury Bond Index                 18.8
----------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Details on each fund, including per-share net asset values and income dividends, are presented in the table that follows this letter. None of the funds paid capital gains distributions during fiscal 2001.
     As you know, our Short-Term, Intermediate-Term, and Long-Term Treasury Funds were closed to new accounts on January 25, 2001, in preparation for a reorganization of the three funds. Please see page 7 for details about this reorganization.

MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2001

                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      13.8%         6.5%         6.7%
Lehman 10 Year Municipal Bond Index              12.6          5.4          6.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        6.0          5.3          5.3
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -0.9%        13.2%        18.4%
Russell 2000 Index (Small-caps)                   3.7          7.0         11.5
Wilshire 5000 Index (Entire market)              -3.5         12.0         16.9
MSCI EAFE Index (International)                  -8.1          8.0          7.3
================================================================================
CPI
Consumer Price Index                              3.7%         2.7%         2.5%
--------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW
The fiscal year ended January 31 couldn't have been more different from the preceding 12 months. Early in the year, the Federal Reserve Board worried that the booming U.S. economy, combined with a low unemployment rate, would ignite inflation. But by the end of the period, the Fed was scrambling to rev up an economic engine that seemed on the verge of stalling. Technology-related stocks--which had enjoyed spectacular gains in fiscal 2000--plummeted, pulling several broad market indexes into negative territory. And bonds--the neglected asset class of the previous fiscal year--provided double-digit returns as investors sought refuge from the stock market's volatility.
     At the start of the fiscal year, the U.S. economy seemed like a juggernaut. In February 2000, the economy reached its record-breaking ninth year of uninterrupted growth. Unemployment hovered around 4.0% for most of the 12 months. But energy costs rose sharply, stoking inflation fears. (Oil prices hit a ten-year high during the year, and industrial natural gas prices rose 34% in January 2001 alone.) The Fed continued the series of short-term interest rate hikes that it started in mid-1999 to cool the economy and counter inflationary pressures, raising its target for the federal funds rate to 6.00% for the first time in more than five years (the target rate peaked at 6.50% in May).
     The Fed's campaign certainly appears to have had a rapid slowing effect on the economy. The annualized growth rate in the nation's economic output--real gross domestic product--slowed from 4.8% during the first quarter of 2000 to 1.1% in the fourth quarter. This was a small fraction of the blistering 8.3% growth pace set during the final quarter of 1999. And the unemployment rate nudged up to 4.2% of the workforce by January 2001. The Fed left short-term interest rates unchanged from May through December as the economy cooled off. But it dramatically reversed course in January, cutting rates twice by a total of 100 basis points (1 percentage point). And Fed Chairman Alan Greenspan warned that economic growth during the first quarter of 2001 was likely to be "close to zero."

     The bond market was a relative haven for investors compared with the stock market during the fiscal year. Bond prices received a boost, and bond yields fell, in part because of a drop in supplies of U.S. Treasury securities. The federal government's big budget surpluses enabled the Treasury to reduce issuance of new bonds and to buy back some old ones. (Indeed, the Treasury announced it would stop selling its 1-year note altogether.) The possibility that future surpluses would dry up the supply of Treasuries increased demand for the issues. The Lehman Brothers Long U.S. Treasury Bond Index returned 18.8% for the 12 months, thanks to the sharp price increases. As prices rose, yields fell, with the 30-year Treasury bond's yield declining 99 basis points to 5.50% and the 10-year note's yield falling 156 basis points to 5.11%. Meanwhile, the 3-month Treasury bill's yield, which tends to slightly lag changes in the Fed's interest rate target, fell 70 basis points to 4.99%.
     Higher-quality corporate bonds also performed well, although price gains were less than those for Treasury securities. The overall U.S. taxable bond market, as measured by the Lehman Aggregate Bond Index, returned a solid 13.8% for the fiscal year. However, lower-quality bonds lagged badly. It took a last-minute rally in January to push the Lehman High Yield Index into positive territory, with a 1.6% total return for the fiscal year. For most of the period, "junk" bonds suffered steep price declines because of rising default rates and fears that the economic slowdown would result in even more defaults. The number of corporate bonds whose credit ratings were reduced far exceeded the number that got upgrades.

======================
A January rally
kept junk bonds out
of negative territory.
======================

     For stocks, strong gains were recorded early and late in the fiscal year. In between, came some steep declines. Several broad market indexes hit all-time highs in March. But the picture quickly changed. The tech-heavy Nasdaq Composite Index fell -34% in the five weeks after its March peak. Investors questioned whether growth stocks could possibly fulfill the high expectations for earnings growth reflected in their lofty share prices, given the slowing economy and rising energy and labor costs.
     By fiscal year-end, the Nasdaq had fallen -45% from its high in March 2000, and it posted a -28.9% return for the 12 months. Things were considerably better for the overall stock market, which ended the fiscal year with a -3.5% return, as measured by the Wilshire 5000 Total Market Index.

FISCAL 2001 PERFORMANCE OVERVIEW
What a difference a year makes.
     A year ago, we urged patience in the midst of the worst returns for the bond market in five years. This year, our funds enjoyed one of their best years

                                                          COMPONENTS OF
                                                          TOTAL RETURNS
                            ANNUALIZED                  FISCAL YEAR ENDED
                            YIELDS* ON                  JANUARY 31, 2001
                           JANUARY 31,          --------------------------------
                         ----------------       INCOME       CAPITAL      TOTAL
ADMIRAL TREASURY FUND     2000      2001        RETURN        RETURN     RETURN
--------------------------------------------------------------------------------
Money Market              5.16%     5.96%         6.1%          --        6.1%
Short-Term                6.50      5.14          6.4          4.1%      10.5
Intermediate-Term         6.84      5.30          7.0          9.0       16.0
Long-Term                 6.71      5.53          7.0         11.8       18.8
--------------------------------------------------------------------------------
*SEC 7-day yield for the Money Market Fund; 30-day yield for other funds.

ever, and patience was rewarded. All four funds outperformed their average peers by substantial margins. And all but one--the Short-Term Treasury Fund--matched or exceeded the returns of their benchmark indexes.
     Our TREASURY MONEY MARKET FUND's 6.1% fiscal-year return was the highest in its eight-year history, and our fund outpaced its average peer by 60 basis points. Our share price remained constant at $1, as is expected but not guaranteed.
     Our SHORT-TERM TREASURY FUND'S return was 1.2 percentage points better than its average peer, and it lagged its index by a mere 0.1 percentage point.
     The margin of outperformance for our intermediate- and long-term funds was impressive. Our Intermediate-Term Treasury Fund outpaced its average competitor by 2.3 percentage points, in part because the average maturity of our holdings was a bit longer than those of our peers. This aided our relative performance during a period when longer-maturity bonds enjoyed the greatest price increases.
     For the same reason, our LONG-TERM TREASURY FUND, which has an average maturity of about 19 years, outpaced its average peer by almost 4 percentage points.
     We note that the longer relative maturity of the Intermediate-Term and Long-Term Treasury Funds also means they are more sensitive than many peer funds to interest rate changes--a factor that caused us to trail peer-group average returns in fiscal 2000. We believe, however, that the longer-than- average maturities of our funds, combined with our lower costs, will mean higher returns (and only slightly higher volatility) over the long run. This belief has been validated by our longer-term performance.

LIFETIME PERFORMANCE OVERVIEW
The table on page 5 presents the annualized returns of our funds since their inception date, as well as those for average peers and the relevant indexes. The table also shows the results of a hypothetical $50,000 invested in each from the inception of the Admiral Funds. Over this longer period, all four of our funds have outperformed their average competitors. Our Long-Term

Treasury Fund amassed the largest lead.
     Relative to their benchmark indexes, our funds slightly lagged. This should come as no surprise, considering that indexes are theoretical constructs with none of the real-world operating and transaction costs that mutual funds must bear.

TOTAL RETURNS                                         DECEMBER 14, 1992, THROUGH
                                                                JANUARY 31, 2001

                                            AVERAGE               FINAL VALUE OF
                                             ANNUAL                    A $50,000
                                             RETURN           INITIAL INVESTMENT
--------------------------------------------------------------------------------
ADMIRAL TREASURY
  MONEY MARKET FUND                            4.9%                     $ 73,706
Average Treasury
  Money Market Fund                            4.4                        71,077
Salomon Smith Barney
  3-Month Treasury Index                       4.9                        73,831
--------------------------------------------------------------------------------
ADMIRAL SHORT-TERM TREASURY FUND               6.1%                     $ 80,692
Average Short Treasury Fund                    5.5                        77,444
Lehman 1-5 Year Treasury Index                 6.2                        81,688
--------------------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
  TREASURY FUND                                7.4%                     $ 89,374
Average Intermediate Treasury Fund             6.5                        83,184
Lehman 5-10 Year Treasury Index                7.5                        89,842
--------------------------------------------------------------------------------
ADMIRAL LONG-TERM TREASURY FUND                8.9%                     $100,146
Average General Treasury Fund                  7.0                        86,928
Lehman Long Treasury Index                     9.1                       101,693
--------------------------------------------------------------------------------

However, our handicap is slight because our expense ratios (average expenses as a percentage of average net asset value) are among the lowest in the industry. This gives us a distinct advantage over our higher-cost peers. Our 0.15% expense ratio is a fraction of the 0.61% to 0.79% charged by our average competitors, according to Lipper Inc. Because all Treasury mutual funds invest in very similar securities, the difference in performance among funds with similar maturities comes down primarily to costs. Vanguard Fixed Income Group has made the most of our cost advantage through its astute management of the funds. We're confident that our lead over competitors will continue, given that it is difficult for portfolio managers to overcome the burden of higher costs, year after year.

IN SUMMARY
Shareholders who stayed the course through a difficult fiscal 2000 were rewarded in fiscal 2001. We thank you for your patience and for entrusting your hard-earned dollars to our care. The performance of the financial markets over the past 12 months--when once-hot stocks plummeted and bonds provided stellar returns--has shown that diversification and investing for the long run are not outmoded principles after all.
     Because the only certainty in financial markets is uncertainty, we recommend maintaining a balanced portfolio of diversified stock funds, bond funds, and short-term investments in proportions that fit your goals, financial situation, time horizon, and risk tolerance. Sticking with such a plan is the most prudent way to deal with turbulence in the financial markets.

Sincerely,                                                               [PHOTO]
                                                                 JOHN J. BRENNAN
/S/John J. Brennan                                                  Chairman and
                                                         Chief Executive Officer
February 15, 2001



FUND STATISTICS
                                                                  DISTRIBUTIONS:
                                NET ASSET VALUE                  12 MONTHS ENDED
                                   PER SHARE                    JANUARY 31, 2001
                              -----------------------       --------------------
                          JANUARY 31,      JANUARY 31,      INCOME       CAPITAL
ADMIRAL TREASURY FUND           2000             2001    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Money Market                  $ 1.00           $ 1.00       $0.059           --
Short-Term                      9.81            10.21        0.598           --
Intermediate-Term               9.82            10.70        0.642           --
Long-Term                      10.02            11.20        0.649           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
The board of trustees of Vanguard Admiral Funds is proposing to reorganize our Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds, subject to shareholder approval at a special meeting scheduled for May 22, 2001. Proxy statements detailing the terms of the proposal were mailed to shareholders in early March. In preparation for the proxy, the funds were closed to new accounts on January 25, 2001. Existing shareholders may continue to invest in the Admiral Funds without limitations. Under the proposal, each fund would be reorganized into an existing Vanguard Treasury bond fund that features identical maturity and quality policies, as follows:

--------------------------------------------------------------------------------
                                                            TO ADMIRAL SHARES OF
FROM THIS VANGUARD FUND                                       THIS VANGUARD FUND
--------------------------------------------------------------------------------
Admiral Short-Term Treasury                                  Short-Term Treasury
Admiral Intermediate-Term Treasury                    Intermediate-Term Treasury
Admiral Long-Term Treasury                                    Long-Term Treasury
--------------------------------------------------------------------------------

(The Admiral Treasury Money Market Fund is not part of the proposed reorganization.) If the reorganization is approved, shares of the respective Admiral Funds will be exchanged on a tax-free basis for an equivalent dollar amount of Admiral(TM) Shares of the corresponding Vanguard Treasury fund.
     The Admiral Funds, introduced in 1992, are essentially lower-cost clones of Vanguard's other Treasury funds. The Admiral Funds have featured higher minimum initial investment requirements and lower expense ratios than the other funds. But with the recent introduction of Vanguard's low-cost Admiral Shares program, there is no substantial difference between our Admiral Funds and the new share class of our Treasury Funds.
     To eliminate redundancies and lower costs, we are recommending your approval of the reorganization. We request your prompt review and vote on the proxy.
     The Admiral Shares program--introduced in 2000 for some of our funds and now being phased in for several others--recognizes the substantial cost efficiencies created by large and long-standing retail accounts. Under the program, individual shareholders with accounts of a certain size, or a combination of size and tenure, are eligible for lower-expense Admiral Shares, thereby sharing in the cost savings that they generate.

REPORT
FROM THE ADVISER                                     VANGUARD FIXED INCOME GROUP

The 12 months ended January 31, 2001, featured a "perfect storm" in the financial markets that lifted the tide for bonds, particularly U.S. Treasury issues. The confluence of several favorable factors resulted in solid returns for bonds across all maturities:

=====================================
INVESTMENT PHILOSOPHY

The funds  reflect a belief
that  investors  who want the
unparalleled  credit quality of
U.S.  Treasury  securities  should
be able to select  portfolios
with maturities  appropriate
to their needs.
=====================================

     * The large government budget surplus allowed the U.S. Treasury to reduce its debt by shrinking the sizes of its auctions, eliminating new issues of some securities, and repurchasing long-term bonds.
     * Inflation remained relatively well-behaved throughout the fiscal year, even in the face of strong economic growth during the first half. (Inflation is the number-one enemy of bond investors because it diminishes the purchasing power of the income they receive.)
     * After the economy faltered late in 2000, the Federal Reserve Board eased monetary policy in January by cutting its target for short-term interest rates by 1 percentage point. The low level of inflation gave the Fed the flexibility to take such an aggressive approach.

THE ECONOMY AND MONETARY POLICY
During the early part of the fiscal year, the storm surge that would benefit bonds had yet to develop. Economic growth was extremely strong in the first six months of 2000. The nation's real (inflation-adjusted) gross domestic product grew at annualized rates of 4.8% in the first quarter and an even more impressive 5.6% in the second quarter. Fearful that such strong growth would trigger an uptick in inflation, the Fed raised its target for short-term interest rates by 25 basis points (0.25 percentage point) on February 2, 2000, by another 25 basis points on March 21, and by an additional 50 basis points in mid-May.
     As the summer began, the Fed's plan appeared to be working. Evidence of an economic slowdown began with a trickle in late summer--but it turned into a downpour as the year progressed. GDP came in at an annual rate of 2.2% in the third quarter and a paltry 1.1% from October through December. Consumer spending slowed, manufacturing activity and capital spending declined, and confidence in the economy plunged. Particularly alarming were reports indicating that the deceleration grew even more pronounced in January. At the same time, Fed Chairman Alan Greenspan warned that economic growth in early 2001 was likely to be "close to zero."

     The Fed reacted swiftly to the slowdown, lowering its target for short-term interest rates by 50 basis points (0.50 percentage point) on January 3-- a surprise move that came between its regular Open Market Committee meetings--and then again by another 50 basis points, to 5.50%, at its regular meeting on January 31.

BOND MARKET SEGMENTS
In the U.S. Treasury market, changes in yields during the first half of the year were driven by the government's decision to repurchase $30 billion of its debt, mostly in the form of long-term Treasuries. As a result, investors bid up the prices of long-term bonds, and the yield curve--a representation of the yields available on bonds of various maturities--inverted as long-term rates declined while short-term rates rose.
     The second half of the fiscal year was an entirely different story. As the economy slowed, investors focused on the likelihood that the Fed would begin easing monetary policy. Short-term rates led the charge lower-- bonds with maturities of up to 5 years react to expectations of monetary policy changes more quickly than longer-term bonds--and the yield curve began to steepen. Over the course of the year, the yield of the 30-year U.S. Treasury bond declined 99 basis points (0.99 percentage point), from 6.49% to 5.50%, while the yield of the 2-year Treasury note declined 2 percentage points, from 6.60% to 4.60%. Currently, futures markets indicate that investors are expecting an additional drop of 50 basis points in short-term rates.
     The Treasury market received a boost not only from the reduced supply but also from growing concerns that the economic slowdown would make lower-quality bonds a much riskier bet. Only asset-backed securities--bonds secured by such things as accounts receivable, auto loans, or credit card payments--managed to outperform Treasuries. In fact, relative to Treasuries, investment-grade corporate bonds had their worst year since 1989--the year Lehman Brothers began collecting comparative data. Here are a few reasons why:
     * Strong global competition hurt the ability of many companies to raise prices and increase profits. As a result, credit quality deteriorated. According to Moody's Investors Service, for every company that had its credit rating upgraded in 2000, 1.34 companies were downgraded.
     * Some companies took actions aimed at increasing shareholder value at the expense of credit quality. For example, companies took on debt to repurchase stock.
     * The supply of corporate bonds hit a record $325.6 billion in 2000, while Treasury issuance declined.
     * Wall Street firms committed less capital to the corporate markets.

OUR FUNDS
During most of the year, we kept the price sensitivity of our portfolios close to those of our market benchmarks.
     The performance of our U.S. Treasury portfolios was aided by our avoidance of the most expensive Treasury issues--typically the most recently issued securities, which offer a slightly lower yield--and by our purchases of higher-yielding government agency paper. We adjusted the average maturity of the Admiral Treasury Money Market Fund several times during the year, based on our readings of the conditions of the short-term Treasury market and on our expectations of Fed policy changes. In addition, because the Treasury increased its reliance on short-term Treasury bills during the period--and thus increased supply--we increased our holdings in bills and decreased our commitments to Treasury notes.
     And as is always the case, our relative performance was aided by our low costs, which give us a substantial and enduring edge over funds with holdings of similar quality and maturity.

OUR OUTLOOK
Looking forward, we expect interest rates to remain in a fairly tight range over the next several months. We also expect to continue to find significant value in certain pockets of the U.S. Treasury market.
     Of course, when constructing an investment program, all bond investors must balance the desire for income with the need for principal preservation. Because extra yield always comes at the price of extra risk, it's important to ensure that you're taking only as much risk as you need to reach your financial goals.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal

February 7, 2001

FUND PROFILE                                          AS OF JANUARY 31, 2001 FOR
ADMIRAL TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 15.

--------------------------------------
FINANCIAL ATTRIBUTES
Yield                             6.0%
Average Maturity               65 days
Average Quality               Treasury
Expense Ratio                    0.15%
--------------------------------------

--------------------------------------
DISTRIBUTION BY
  CREDIT QUALITY
   (% of portfolio)

Treasury                        100.0%
--------------------------------------



                                                                      [COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

FUND PROFILE                                              AS OF JANUARY 31, 2001
  FOR ADMIRAL SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" and a broad market index. Key terms are defined on page 15.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                 LEHMAN
                                FUND         BEST FIT*          INDEX**
--------------------------------------------------------------------------------
Number of Issues                  38                59            6,097
Yield                           5.1%              4.8%             6.1%
Yield to Maturity               5.1%              4.8%             6.2%
Average Coupon                  6.1%              6.4%             6.9%
Average Maturity           2.4 years         2.5 years        8.3 years
Average Quality             Treasury          Treasury              Aaa
Average Duration           2.1 years         2.3 years        4.5 years
Expense Ratio                  0.15%                --               --
Cash Investments                1.4%                --               --
--------------------------------------------------------------------------------

----------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

Treasury               87.1%
Agency                 12.9
----------------------------
Total                 100.0%
----------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                          LEHMAN
                                 FUND        BEST FIT*        FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                        0.99             1.00        0.85          1.00
Beta                             0.96             1.00        0.56          1.00
--------------------------------------------------------------------------------

-------------------------------------
INVESTMENT FOCUS
CREDIT QUALITY       TREASURY/AGENCY
AVERAGE MATURITY               SHORT
-------------------------------------


------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                          9.3%
1-3 Years                            51.9
3-5 Years                            32.6
Over 5 Years                          6.2
------------------------------------------
Total                               100.0%
------------------------------------------


 *Lehman 1-5 Year Treasury Index.
**Lehman Aggregate Bond Index.

FUND PROFILE                                              AS OF JANUARY 31, 2001
  FOR ADMIRAL INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" and a broad market index. Key terms are defined on page 15.


--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                 LEHMAN
                                FUND         BEST FIT*          INDEX**
--------------------------------------------------------------------------------
Number of Issues                  40                24            6,097
Yield                           5.3%              5.1%             6.1%
Yield to Maturity               5.3%              5.3%             6.2%
Average Coupon                  7.1%              6.4%             6.9%
Average Maturity           7.7 years         7.2 years        8.3 years
Average Quality             Treasury          Treasury              Aaa
Average Duration           5.2 years         5.4 years        4.5 years
Expense Ratio                  0.15%                --               --
Cash Investments                4.1%                --               --
--------------------------------------------------------------------------------

------------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
  (% of portfolio)

Treasury                       91.4%
Agency                          6.8
Other                           1.8
------------------------------------
Total                         100.0%
------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                          Lehman
                                Fund         Best Fit*          Fund     Index**
--------------------------------------------------------------------------------
R-Squared                       0.98              1.00          0.91        1.00
Beta                            0.94              1.00          1.37        1.00
--------------------------------------------------------------------------------

---------------------------------------
INVESTMENT FOCUS
CREDIT QUALITY          TREASURY/AGENCY
AVERAGE MATURITY                 MEDIUM
---------------------------------------

-------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                           2.7%
1-5 Years                              6.4
5-10 Years                            80.2
10-20 Years                            7.3
20-30 Years                            3.4
Over 30 Years                          0.0
-------------------------------------------
Total                                100.0%
-------------------------------------------


 *Lehman 5-10 Year Treasury Index.
**Lehman Aggregate Bond Index.

                                                                      [COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

FUND PROFILE                                              AS OF JANUARY 31, 2001
    FOR ADMIRAL LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" and a broad market index. Key terms are defined on page 15.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                 LEHMAN
                                FUND         BEST FIT*          INDEX**
--------------------------------------------------------------------------------
Number of Issues                  18                44            6,097
Yield                           5.5%              5.6%             6.1%
Yield to Maturity               5.6%              5.7%             6.2%
Average Coupon                  7.8%              7.9%             6.9%
Average Maturity          18.7 years        20.3 years        8.3 years
Average Quality             Treasury          Treasury              Aaa
Average Duration           9.9 years        10.8 years        4.5 years
Expense Ratio                  0.15%                --               --
Cash Investments                2.3%                --               --
--------------------------------------------------------------------------------

------------------------------------
DISTRIBUTION BY
CREDIT QUALITY
  (% of portfolio)

Treasury                       95.8%
Agency                          4.2
------------------------------------
Total                         100.0%
------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                          LEHMAN
                                FUND         BEST FIT*         FUND      INDEX**
--------------------------------------------------------------------------------
R-Squared                       0.99              1.00         0.75         1.00
Beta                            0.98              1.00         1.80         1.00
--------------------------------------------------------------------------------

------------------------------------
INVESTMENT FOCUS
CREDIT QUALITY       TREASURY/AGENCY
AVERAGE MATURITY                LONG
------------------------------------

------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                    0.2%
1-5 Years                       0.0
5-10 Years                      9.2
10-20 Years                    35.3
20-30 Years                    55.3
Over 30 Years                   0.0
------------------------------------
Total                         100.0%
------------------------------------


 *Lehman Long Treasury Index.
**Lehman Aggregate Bond Index.

                                                                      [COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY
  OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR ADMIRAL TREASURY MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  DECEMBER 14, 1992-JANUARY 31, 2001
--------------------------------------------------------------------------------
           ADMIRAL TREASURY        AVERAGE
            MONEY MARKET FUND       FUND*
FISCAL           TOTAL              TOTAL
YEAR            RETURN             RETURN
--------------------------------------------------------------------------------
1993              0.4%               0.4%
1994              3.0                2.6
1995              4.2                3.8
1996              5.7                5.3
1997              5.2                4.7
1998              5.3                4.8
1999              5.1                4.6
2000              4.8                4.3
2001              6.1                5.5

SEC 7-Day Annualized Yield (1/31/2001): 5.96%
--------------------------------------------------------------------------------
*Average Treasury Money Market Fund; derived from data provided by Lipper Inc. See Financial Highlights table on page 31 for dividend information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        DECEMBER 14, 1992-JANUARY 31, 2001

QUARTER             ADMIRAL TREASURY     AVERAGE TREASURY       SALOMON SMITH
ENDED                  MONEY MARKET      MONEY MARKET           BARNEY 3-MONTH
                           FUND            FUND                 TREAURY INDEX
12/14/1992                50000           50000                 50000
199301                    50205           50190                 50396
199304                    50564           50511                 50760
199307                    50937           50836                 51147
199310                    51318           51167                 51541
199401                    51706           51500                 51939
199404                    52104           51839                 52366
199407                    52606           52285                 52908
199410                    53187           52814                 53518
199501                    53874           53447                 54239
199504                    54623           54125                 55007
199507                    55402           54847                 55803
199510                    56161           55550                 56577
199601                    56922           56253                 57344
199604                    57637           56875                 58058
199607                    58377           57535                 58804
199610                    59137           58211                 59578
199701                    59901           58897                 60344
199704                    60652           59548                 61107
199707                    61453           60262                 61899
199710                    62257           60994                 62701
199801                    63083           61736                 63513
199804                    63892           62442                 64317
199807                    64724           63190                 65131
199810                    65549           63921                 65941
199901                    66314           64588                 66676
199904                    67047           65208                 67408
199907                    67809           65876                 68183
199910                    68615           66587                 69001
200001                    69491           67352                 69884
200004                    70430           68169                 70842
200007                    71479           69104                 71869
200010                    72583           70089                 72961
200101                    73706           71077                 73831
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2001
                                    ------------------------------   FINAL VALUE
                                                            SINCE   OF A $50,000
                                     1 YEAR   5 YEARS   INCEPTION     INVESTMENT
--------------------------------------------------------------------------------
Admiral Treasury Money Market Fund    6.07%     5.30%       4.89%        $73,706
Average Treasury Money Market Fund*   5.53      4.79        4.42          71,077
Salomon Smith Barney 3-Month
  Treasury Index                      6.04      5.26        4.91          73,831
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR ADMIRAL SHORT-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  DECEMBER 14, 1992-JANUARY 31, 2001
--------------------------------------------------------------------------------
                            ADMIRAL SHORT-TERM
                               TREASURY FUND                     LEHMAN*
FISCAL         CAPITAL             INCOME       TOTAL             TOTAL
YEAR            RETURN             RETURN      RETURN            RETURN
--------------------------------------------------------------------------------
1993             1.7%               0.7%        2.4%              2.3%
1994             1.0                4.5         5.5               6.1
1995            -4.6                5.2         0.6              -0.1
1996             4.7                6.7        11.4              12.0
1997            -1.9                6.0         4.1               4.1
1998             1.1                6.1         7.2               7.9
1999             1.1                5.6         6.7               7.0
2000            -3.9                5.3         1.4               1.3
2001             4.1                6.4        10.5              10.6
--------------------------------------------------------------------------------
*Lehman 1-5 Year Treasury Index.
See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        DECEMBER 14, 1992-JANUARY 31, 2001

QUARTER        ADMIRAL SHORT-   AVERGE SHORT    LEHMAN 1-5        LEHMAN
ENDED          TERM TREASURY    TREAURY         YEAR TREASURY     AGGREGATE
               FUND             FUND            INDEX             BOND INDEX
12/14/1992     50000            50000           50000             50000
199301         51176            51176           51176             51176
199304         52300            52087           52346             52655
199307         52573            52384           52826             53982
199310         53405            53128           53765             55283
199401         53989            53622           54309             55853
199404         52844            52635           52919             53099
199407         53519            53246           53635             54028
199410         53591            53315           53582             53250
199501         54297            53907           54241             54560
199504         56002            55422           56036             56983
199507         57691            56868           57796             59490
199510         58889            58006           59084             61584
199601         60494            59485           60762             63807
199604         59874            58807           60094             61912
199607         60638            59495           60863             62785
199610         62212            60934           62525             65183
199701         62945            61526           63231             65887
199704         63485            61956           63756             66296
199707         65143            63573           65663             69544
199710         66178            64457           66798             70984
199801         67485            65611           68228             72950
199804         68046            66149           68760             73527
199807         69133            67101           69867             75012
199810         71664            69349           72613             77607
199901         72006            69640           72969             78841
199904         72157            69717           73027             78139
199907         72114            69752           73151             76881
199910         73022            70491           74007             78019
200001         73020            70534           73904             77387
200004         74172            71620           75145             79128
200007         75854            73002           76896             81471
200010         77720            74499           78642             83719
200101         80692            77444           81688             88357

                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2001
                                    ------------------------------   FINAL VALUE
                                                           SINCE    OF A $50,000
                                     1 YEAR   5 YEARS  INCEPTION      INVESTMENT
--------------------------------------------------------------------------------
Admiral Short-Term Treasury Fund      10.51%     5.93%     6.06%         $80,692
Average Short Treasury Fund*           9.31      5.38      5.53           77,444
Lehman 1-5 Year Treasury Index        10.55      6.10      6.22           81,688
Lehman Aggregate Bond Index           13.82      6.66      7.25           88,357
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR ADMIRAL INTERMEDIATE-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  DECEMBER 14, 1992-JANUARY 31, 2001

--------------------------------------------------------------------------------
                 ADMIRAL INTERMEDIATE-TERM
                      TREASURY FUND                                      LEHMAN*
FISCAL                   CAPITAL               INCOME     TOTAL            TOTAL
YEAR                      RETURN               RETURN    RETURN           RETURN
--------------------------------------------------------------------------------
1993                       2.9%                  0.9%      3.8%             3.8%
1994                       4.1                   5.8       9.9             10.6
1995                      -9.4                   5.7      -3.7             -4.5
1996                      11.7                   7.5      19.2             19.6
1997                      -5.0                   6.3       1.3              1.3
1998                       4.2                   6.8      11.0             11.7
1999                       3.3                   6.1       9.4             10.0
2000                      -9.9                   5.6      -4.3             -5.0
2001                       9.0                   7.0      16.0             15.8
--------------------------------------------------------------------------------
*Lehman 5-10 Year Treasury Index.
See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        DECEMBER 14, 1992-JANUARY 31, 2001

               ADMIRAL        AVERAGE       LEHMAN 5-10   LEHMAN
    QUARTER    INTERMEDIATE-  INTERMEDIATE  YEAR          AGGREGATE
     ENDED     TERM TREASURY  TREASURY      TREASURY      BOND
               FUND           FUND          FUND          INDEX
12/14/1992     50000          50000         50000         50000
    199301     51875          51875         51875         51176
    199304     53828          53494         53803         52655
    199307     54949          54441         55229         53982
    199310     56577          56063         57036         55283
    199401     57008          56383         57390         55853
    199404     53709          53721         53771         53099
    199407     54543          54355         54600         54028
    199410     53626          53844         53524         53250
    199501     54917          54593         54820         54560
    199504     57536          56411         57583         56983
    199507     60442          58329         60548         59490
    199510     62865          60178         62994         61584
    199601     65437          62290         65583         63807
    199604     62545          60066         62606         61912
    199607     63252          60667         63332         62785
    199610     65876          62717         66062         65183
    199701     66285          63144         66458         65887
    199704     66549          63213         66538         66296
    199707     69775          66033         70177         69544
    199710     71277          67314         71841         70984
    199801     73562          69178         74233         72950
    199804     73670          69289         74359         73527
    199807     75360          70592         76069         75012
    199810     79914          74298         81447         77607
    199901     80512          74565         81667         78841
    199904     78822          73551         79756         78139
    199907     77196          72462         78169         76881
    199910     78062          73173         78904         78019
    200001     77022          72397         77586         77387
    200004     79130          74062         79898         79128
    200007     81546          75980         82471         81471
    200010     84402          78237         85036         83719
    200101     89374          83184         89842         88357

                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2001
                                    ------------------------------   FINAL VALUE
                                                            SINCE   OF A $50,000
                                        1 YEAR  5 YEARS  INCEPTION    INVESTMENT
--------------------------------------------------------------------------------
 Admiral Intermediate-Term Treasury Fund 16.04%   6.43%     7.40%        $89,374
 Average Intermediate Treasury Fund*     13.68    5.74      6.46          83,184
 Lehman 5-10 Year Treasury Index         15.76    6.49      7.47          89,842
 Lehman Aggregate Bond Index             13.82    6.66      7.25          88,357
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR ADMIRAL LONG-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) December 14, 1992-January 31, 2001
--------------------------------------------------------------------------------
               ADMIRAL LONG-TERM
                 TREASURY FUND                                    LEHMAN*
FISCAL             CAPITAL           INCOME       TOTAL             TOTAL
YEAR                RETURN           RETURN      RETURN            RETURN
--------------------------------------------------------------------------------
1993                 3.0%             1.0%        4.0%              3.8%
1994                 8.6              7.3        15.9              16.7
1995               -12.9              6.3        -6.6              -7.5
1996                18.6              8.1        26.7              27.4
1997                -8.1              6.4        -1.7              -1.6
1998                 9.8              7.3        17.1              18.3
1999                 5.9              6.2        12.1              12.3
2000               -13.7              5.4        -8.3              -8.3
2001                11.8              7.0        18.8              18.8
--------------------------------------------------------------------------------
*Lehman Long Treasury Index.
See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        December 14, 1992-January 31, 2001

                 ADMIRAL       AVERAGE        LEHMAN        LEHMAN
               LONG-TERM       GENERAL          LONG     AGGREGATE
   QUARTER      TREASURY      TREASURY      TREASURY          BOND
     ENDED          FUND          FUND          FUND         INDEX
12/14/1992         50000         50000         50000         50000
    199301         51984         51984         51984         51176
    199304         54221         53756         54271         52655
    199307         57330         55971         57663         53982
    199310         60101         58070         60621         55283
    199401         60248         58059         60676         55853
    199404         54897         54192         54972         53099
    199407         55850         54826         55923         54028
    199410         53591         53379         53574         53250
    199501         56273         54937         56125         54560
    199504         59171         57091         59251         56983
    199507         63461         59808         63511         59490
    199510         67907         62595         67963         61584
    199601         71319         64993         71517         63807
    199604         65360         61483         65589         61912
    199607         66431         62172         66664         62785
    199610         70023         64696         70311         65183
    199701         70074         64890         70388         65887
    199704         70055         64812         70276         66296
    199707         75870         68915         76692         69544
    199710         78107         70534         79192         70984
    199801         82024         73334         83247         72950
    199804         81872         73386         83235         73527
    199807         84926         75191         86431         75012
    199810         90430         78883         92222         77607
    199901         91957         79545         93568         78841
    199904         87478         76865         88890         78139
    199907         84657         75205         86152         76881
    199910         85150         75663         86505         78019
    200001         84325         75043         85839         77387
    200004         89050         77729         90724         79128
    200007         92012         80193         93944         81471
    200010         94562         82214         96406         83719
    200101        100146         86928        101693         88357

                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2001
                                    ------------------------------   FINAL VALUE
                                                          SINCE     OF A $50,000
                                  1 YEAR    5 YEARS   INCEPTION       INVESTMENT
--------------------------------------------------------------------------------
Admiral Long-Term Treasury Fund   18.76%      7.02%       8.92%         $100,146
Average General Treasury Fund*    14.85       5.81        7.04            86,928
Lehman Long Treasury Index        18.78       7.32        9.12           101,693
Lehman Aggregate Bond Index       13.82       6.66        7.25            88,357
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  JANUARY 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                   FACE   MARKET
                                                    MATURITY     AMOUNT   VALUE*
ADMIRAL TREASURY MONEY MARKET FUND       YIELD**        DATE      (000)    (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (105.8%)
--------------------------------------------------------------------------------
U.S. Treasury Bill                          4.883%  8/2/2001   $220,000 $214,700
U.S. Treasury Bill                    4.947-5.049%  5/3/2001    195,382  192,929
U.S. Treasury Bill                      5.15-5.31% 4/19/2001     72,019   71,214
U.S. Treasury Bill                          5.555% 6/14/2001     30,000   29,400
U.S. Treasury Bill                    5.651-5.816% 6/21/2001    195,000  190,763
U.S. Treasury Bill                    5.535-5.954%  6/7/2001    178,000  174,474
U.S. Treasury Bill                    5.937-5.971%  3/8/2001     99,301   98,734
U.S. Treasury Bill                    5.763-6.178% 3/29/2001    190,000  188,290
U.S. Treasury Bill                    5.842-6.203% 3/22/2001    367,875  364,938
U.S. Treasury Bill                    5.978-6.229% 5/10/2001    103,744  102,035
U.S. Treasury Bill                    5.687-6.239% 5/24/2001    121,670  119,460
U.S. Treasury Bill                    5.804-6.245% 3/15/2001     60,000   59,589
U.S. Treasury Bill                    5.804-6.245%  4/5/2001    355,105  351,472
U.S. Treasury Bill                    5.188-6.257% 4/12/2001    196,674  194,385
U.S. Treasury Bill                    6.185-6.281% 2/22/2001    808,154  805,257
U.S. Treasury Bill                     6.26-6.283% 2/15/2001    588,465  587,052
U.S. Treasury Bill                     5.061-6.32%  2/1/2001    413,323  413,323
U.S. Treasury Bill                    6.133-6.321%  2/8/2001    686,173  685,345
U.S. Treasury Note                          4.880% 3/31/2001    120,000  119,710
U.S. Treasury Note                    4.947-5.049% 2/28/2001    510,000  509,486
U.S. Treasury Note                          5.250%10/31/2001    120,000  121,040
U.S. Treasury Note                          5.555% 5/31/2001    250,000  250,068
U.S. Treasury Note                    5.535-5.954% 2/15/2001    177,216  177,146
U.S. Treasury Note                          5.960% 7/31/2001    202,705  202,327
U.S. Treasury Note                    5.763-6.178% 5/15/2001    247,047  246,614
U.S. Treasury Note                    5.978-6.229%11/30/2001    120,000  120,817

--------------------------------------------------------------------------------
                                                                   FACE   MARKET
                                                    MATURITY     AMOUNT   VALUE*
                                         YIELD**        DATE      (000)    (000)
--------------------------------------------------------------------------------
U.S. Treasury Note                           6.50% 5/31/2001   $274,396 $275,519
U.S. Treasury Note                           6.63% 7/31/2001    271,138  272,102
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Cost $7,138,189)                                                     7,138,189
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-5.8%)
--------------------------------------------------------------------------------
Receivables for Investment Securities Sold                               219,789
Other Assets--Note B                                                      51,815
Payables for Investment Securities Purchased                           (622,752)
Other Liabilities                                                       (40,763)
                                                                       ---------
                                                                       (391,911)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 6,746,009,047 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)                         $6,746,278
================================================================================

NET ASSET VALUE PER SHARE                                                  $1.00
================================================================================
 *See Note A in Notes to Financial Statements.
**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.


--------------------------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                 AMOUNT      PER
                                                                  (000)    SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                              $6,746,009    $1.00
Undistributed Net Investment Income                                  --       --
Accumulated Net Realized Gains                                      269       --
Unrealized Appreciation                                              --       --
--------------------------------------------------------------------------------
NET ASSETS                                                   $6,746,278    $1.00
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                             FACE      MARKET
                                                                             MATURITY      AMOUNT      VALUE*
ADMIRAL SHORT-TERM TREASURY FUND                                 COUPON          DATE       (000)       (000)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.6%)
-------------------------------------------------------------------------------------------------------------
U.S. Government Securities (85.7%)
U.S. Treasury Bill                                                5.50%     8/31/2001     $ 17,900  $  17,956
U.S. Treasury Bond                                               4.250%    11/15/2003       78,200     77,136
U.S. Treasury Inflation-Indexed Note                              3.50%     1/15/2011       24,008     23,978
U.S. Treasury Inflation-Indexed Note                             3.875%     1/15/2009       12,739     13,070
U.S. Treasury Note                                               4.750%     2/15/2004        9,000      8,989
U.S. Treasury Note                                               5.625%     9/30/2001       58,800     59,070
U.S. Treasury Note                                               5.875%     2/15/2004(4)    20,000     20,604
U.S. Treasury Note                                               5.875%    11/15/2004(4)    84,300     87,229
U.S. Treasury Note                                               6.250%     6/30/2002       20,000     20,407
U.S. Treasury Note                                               6.250%     8/31/2002       49,000     50,105
U.S. Treasury Note                                               6.375%     9/30/2001       17,500     17,665
U.S. Treasury Note                                               6.375%     6/30/2002(4)    25,000     25,549
U.S. Treasury Note                                                6.50%     2/28/2002        3,500      3,563
U.S. Treasury Note                                                6.50%     3/31/2002       22,000     22,420
U.S. Treasury Note                                               6.625%     3/31/2002(4)   167,000    170,434
U.S. Treasury Note                                               7.875%    11/15/2004       82,000     90,378
Bariven, SA Eximbank Guaranteed Export Financing
 (U.S. Government Guaranteed)                                     6.28%     4/15/2001(1)(3)    800        801
Eximbank Guaranteed Export Financing
 (U.S. Government Guaranteed)                                     5.73%     4/16/2002(2)    17,142     17,155
Guaranteed Export Trust (U.S. Government Guaranteed)              7.46%     9/15/2003(1)     5,217      5,422
Guaranteed Trade Trust (U.S. Government Guaranteed)               6.10%     7/15/2002(1)    16,667     16,805
Overseas Private Investment Corp.
 (U.S. Government Guaranteed)                                     5.10%     5/17/2004(1)    14,114     13,848
Overseas Private Investment Corp.
 (U.S. Government Guaranteed)                                     5.70%     2/15/2003(1)     4,500      4,502
Overseas Private Investment Corp.
 (U.S. Government Guaranteed)                                     5.74%    10/16/2001(1)     2,167      2,168
Overseas Private Investment Corp.
 (U.S. Government Guaranteed)                                     5.76%    12/15/2003(1)    14,667     14,858
Overseas Private Investment Corp.
 (U.S. Government Guaranteed)                                     5.93%     6/15/2003(1)     8,559      8,631
Overseas Private Investment Corp.
 (U.S. Government Guaranteed)                                     7.45%     3/17/2006(1)    13,636     14,787
Private Export Funding Corp. (U.S. Government Guaranteed)         5.73%     1/15/2004       65,950     66,673
Private Export Funding Corp. (U.S. Government Guaranteed)         6.31%     9/30/2004       10,000     10,315
Private Export Funding Corp. (U.S. Government Guaranteed)         6.45%     9/30/2004       40,000     41,444
Private Export Funding Corp. (U.S. Government Guaranteed)         7.65%     5/15/2006       14,500     15,968
Vendee Mortgage Trust (U.S. Government Guaranteed)                7.25%    12/15/2015(1)     3,936      4,019
                                                                                                    ---------
                                                                                                      945,949
                                                                                                    ---------
AGENCY BONDS AND NOTES (5.2%)
Federal Home Loan Bank Global Note                               5.125%     1/13/2003        7,000      7,010
Federal Home Loan Mortgage Corp. Global Note                     6.250%     7/15/2004        3,000      3,090
Federal Home Loan Mortgage Corp. Global Note                     6.875%     1/15/2005        3,000      3,159
Federal Home Loan Mortgage Corp. Global Note                      7.00%     7/15/2005       17,500     18,608
Federal National Mortgage Assn.                                  6.130%      6/3/2004       25,000     25,235
                                                                                                    ---------
                                                                                                       57,102
                                                                                                    ---------
MORTGAGE-BACKED SECURITIES (7.7%)
Federal Home Loan Mortgage Corp.                                 5.969%     2/25/2016(1)     5,750      5,750
Federal Home Loan Mortgage Corp.                                  6.00%      8/1/2006(1)    36,339     36,219

-------------------------------------------------------------------------------------------------------------
                                                                                             FACE      MARKET
                                                                             MATURITY      AMOUNT      VALUE*
                                                                 COUPON          DATE       (000)       (000)
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                   6.00%     8/16/2006(1)  $ 21,200   $ 21,137
Federal National Mortgage Assn.                                   7.00%    11/25/2014(1)    21,500     21,900
                                                                                                    ---------
                                                                                                       85,006
                                                                                                    ---------
-------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $1,068,513)                                                                                 1,088,057
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.1%)
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                                         5.70%      2/1/2001       25,772     25,772
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note F                                 5.71%      2/1/2001       41,731     41,731
-------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $67,503)                                                                                       67,503
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.7%)
  (Cost $1,136,016)                                                                                 1,155,560
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.7%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                   21,229
Security Lending Collateral Payable to Brokers--Note F                                                (41,731)
Other Liabilities                                                                                     (30,950)
                                                                                                    ---------
                                                                                                      (51,452)
                                                                                                    ---------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 108,125,688 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                    $1,104,108
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                              $10.21
=============================================================================================================
*See Note A in Notes to Financial Statements.
(1) The  average  maturity  is  shorter  than the  final  maturity  shown due to scheduled interim principal payments.
(2) Security exempt from  registration  under Rule 144A of the Securities Act of
1933.  This  security  may be sold in  transactions  exempt  from  registration, normally to qualified  institutional  buyers.  At January 31, 2001, the value of this security was $17,155,000, representing 1.6% of net assets.
(3) Restricted security representing 0.1% of net assets at January 31, 2001.
(4) All or part of security position is on loan to broker/dealers. See Note F in
Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT        PER
                                                                                             (000)      SHARE
-------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                         $1,098,390     $10.16
Undistributed Net Investment Income                                                            --          --
Accumulated Net Realized Losses--Note D                                                    (13,826)      (.13)
Unrealized Appreciation--Note E                                                             19,544        .18
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $1,104,108     $10.21
=============================================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                              FACE     MARKET
                                                                              MATURITY      AMOUNT     VALUE*
ADMIRAL INTERMEDIATE-TERM TREASURY FUND                             COUPON        DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (95.9%)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (89.2%)
U.S. Treasury Bond                                                   7.50%  11/15/2016    $ 63,315   $ 76,092
U.S. Treasury Bond                                                  9.875%  11/15/2015      15,775     22,678
U.S. Treasury Bond                                                 10.375%  11/15/2012     180,850    233,371
U.S. Treasury Bond                                                  11.25%   2/15/2015       3,900      6,096
U.S. Treasury Inflation-Indexed Note                                 3.50%   1/15/2011       7,302      7,293
U.S. Treasury Inflation-Indexed Note                                3.875%   4/15/2029      45,570     46,660
U.S. Treasury Note                                                  5.625%   5/15/2008(3)   11,000     11,349
U.S. Treasury Note                                                   5.75%   8/15/2010(3)    9,000      9,398
U.S. Treasury Note                                                   6.00%   8/15/2009      64,050     67,691
U.S. Treasury Note                                                  6.125%   8/15/2007(3)  169,800    179,748
U.S. Treasury Note                                                   6.50%  10/15/2006(3)   62,800     67,425
U.S. Treasury Note                                                   6.50%   2/15/2010      25,000     27,352
U.S. Treasury Note                                                  6.625%   5/15/2007       7,300      7,915
U.S. Treasury Note                                                  6.875%   5/15/2006      36,200     39,415
U.S. Treasury Note                                                   7.00%   7/15/2006     163,200    178,732
Export Funding Trust (U.S. Government Guaranteed)                    8.21%   5/30/2004(1)    6,149      6,666
Government Export Trust (U.S. Government Guaranteed)                 6.00%   1/27/2003(1)    5,305      5,365
Government Export Trust (U.S. Government Guaranteed)                 7.39%   9/26/2003(1)    1,311      1,371
Government Export Trust (U.S. Government Guaranteed)                 7.46%   6/15/2003(1)    6,957      7,230
Guaranteed Trade Trust (U.S. Government Guaranteed)                  6.69%   1/15/2005(1)(2)14,837     15,435
Guaranteed Trade Trust (U.S. Government Guaranteed)                  7.80%   5/16/2003(1)    5,000      5,317
Guaranteed Trade Trust (U.S. Government Guaranteed)                  8.17%   7/15/2003(1)    2,000      2,154
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                       5.94%   3/21/2003(1)    2,895      2,921
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                       6.08%   7/13/2002(1)   14,372     14,530
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                      6.726%   6/16/2005(1)    7,826      8,125
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                       6.75%  12/15/2003(1)   10,667     11,089
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                       7.05%  11/15/2013(1)   39,464     41,899
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                       7.60%   5/14/2007(1)   11,000     12,024
Private Export Funding Corp. (U.S. Government Guaranteed)            5.25%   5/15/2005      10,150     10,101
Private Export Funding Corp. (U.S. Government Guaranteed)            5.75%   1/15/2008      27,000     27,090
Private Export Funding Corp. (U.S. Government Guaranteed)            5.87%   7/31/2008      49,800     50,327
Private Export Funding Corp. (U.S. Government Guaranteed)            6.49%   7/15/2007       5,500      5,773
Private Export Funding Corp. (U.S. Government Guaranteed)            7.11%   4/15/2007      14,125     15,255
Private Export Funding Corp. (U.S. Government Guaranteed)            7.20%   1/15/2010       5,700      6,227
Private Export Funding Corp. (U.S. Government Guaranteed)            7.25%   6/15/2010      60,500     66,853
Private Export Funding Corp. (U.S. Government Guaranteed)            7.65%   5/15/2006       6,675      7,351
                                                                                                   ----------
                                                                                                    1,304,318
                                                                                                   ----------
AGENCY BONDS AND NOTES (6.7%)
Federal Home Loan Mortgage Corp.                                     7.00%   3/15/2010      18,870     20,383
Federal National Mortgage Assn.                                     6.625%  11/15/2010(3)   58,050     61,415
Federal National Mortgage Assn.                                      7.00%   7/15/2005       1,700      1,808
Federal National Mortgage Assn.                                      7.30%   5/25/2010      13,500     14,604
                                                                                                   ----------
                                                                                                       98,210
                                                                                                   ----------
-------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $1,342,583)                                                                                 1,402,528
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                              FACE     MARKET
                                                                              MATURITY      AMOUNT     VALUE*
ADMIRAL SHORT-TERM TREASURY FUND                                    COUPON        DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (22.1%)
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                                           5.70%    2/1/2001    $ 39,359   $ 39,359
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F                                   5.71%    2/1/2001     284,163    284,163
-------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $323,522)                                                                                     323,522
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (118.0%)
  (Cost $1,666,105)                                                                                 1,726,050
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-18.0%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                   51,434
Security Lending Collateral Payable to Brokers--Note F                                               (284,163)
Other Liabilities                                                                                     (30,456)
                                                                                                   ----------
                                                                                                     (263,185)
                                                                                                   ----------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 136,715,141 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                        $1,462,865
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                              $10.70
=============================================================================================================
*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, the value of this security was $15,435,000, representing 1.1% of net assets.
(3) All or part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT        PER
                                                                                             (000)      SHARE
-------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                         $1,432,199     $10.48
Undistributed Net Investment Income                                                             --         --
Accumulated Net Realized Losses--Note D                                                    (29,279)      (.22)
Unrealized Appreciation--Note E                                                             59,945        .44
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $1,462,865     $10.70
=============================================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                              FACE     MARKET
                                                                              MATURITY      AMOUNT     VALUE*
ADMIRAL LONG-TERM TREASURY FUND                                     COUPON        DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.7%)
U.S. GOVERNMENT SECURITIES (93.6%)
U.S. Treasury Bond                                                   6.00%   2/15/2026     $   100    $   105
U.S. Treasury Bond                                                   6.25%   5/15/2030(2)   20,380     22,501
U.S. Treasury Bond                                                  6.375%   8/15/2027      24,100     26,565
U.S. Treasury Bond                                                   6.75%   8/15/2026      46,585     53,559
U.S. Treasury Bond                                                  6.875%   8/15/2025       2,600      3,025
U.S. Treasury Bond                                                   7.50%  11/15/2016      11,805     14,187
U.S. Treasury Bond                                                  7.875%   2/15/2021      53,379     67,674
U.S. Treasury Bond                                                  8.125%   8/15/2019      27,758     35,730
U.S. Treasury Bond                                                  8.125%   5/15/2021      63,650     82,729
U.S. Treasury Bond                                                  8.875%   2/15/2019      36,753     50,301
U.S. Treasury Bond                                                   9.25%   2/15/2016      24,125     33,209
U.S. Treasury Bond                                                  9.875%  11/15/2015      27,575     39,641
U.S. Treasury Inflation-Indexed Note                                3.875%   4/15/2029      14,196     14,861
Private Export Funding Corp. (U.S. Government Guaranteed)            6.67%   9/15/2009       4,000      4,228
Private Export Funding Corp. (U.S. Government Guaranteed)            7.20%   1/15/2010       1,950      2,130
Private Export Funding Corp. (U.S. Government Guaranteed)            7.25%   6/15/2010      16,650     18,398
                                                                                                   ----------
                                                                                                      468,843
                                                                                                   ----------
AGENCY BONDS AND NOTES (4.1%)
Federal Home Loan Bank                                               5.80%    9/2/2008      16,625     16,597
Federal Home Loan Mortgage Corp.                                     7.00%   3/15/2010       3,650      3,943
                                                                                                   ----------
                                                                                                       20,540
                                                                                                   ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $454,083)                                                                                     489,383
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.9%)
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                                           5.70%    2/1/2001       1,202      1,202
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F                                   5.71%    2/1/2001      18,232     18,232
-------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $19,434)                                                                                       19,434
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
  (Cost $473,517)                                                                                     508,817
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                                                        (000)
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                 $ 11,415
Security Lending Collateral Payable to Brokers--Note F                                                (18,232)
Other Liabilities                                                                                      (1,188)
                                                                                                   ----------
                                                                                                       (8,005)
                                                                                                   ----------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 44,704,533 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                          $500,812
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                              $11.20
=============================================================================================================
*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) All or part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT        PER
                                                                                             (000)      SHARE
-------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                           $475,486     $10.63
Undistributed Net Investment Income                                                             --         --
Accumulated Net Realized Losses--Note D                                                     (9,975)      (.22)
Unrealized Appreciation--Note E                                                             35,301        .79
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $500,812     $11.20
=============================================================================================================

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------
                                            ADMIRAL            ADMIRAL              ADMIRAL          ADMIRAL
                                           TREASURY         SHORT-TERM    INTERMEDIATE-TERM        LONG-TERM
                                       MONEY MARKET           TREASURY             TREASURY         TREASURY
                                               FUND               FUND                 FUND             FUND
                                   --------------------------------------------------------------------------
                                                                YEAR ENDED JANUARY 31, 2001
                                   --------------------------------------------------------------------------
                                               (000)              (000)                (000)            (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                 $363,791           $ 66,446             $ 85,427          $27,525
  Security Lending                               --                210                  560               56
-------------------------------------------------------------------------------------------------------------
  Total Income                              363,791             66,656               85,987           27,581
-------------------------------------------------------------------------------------------------------------
Expenses
  The Vanguard Group--Note B
    Investment Advisory Services                678                124                  150               50
    Management and Administrative             7,190              1,281                1,609              520
    Marketing and Distribution                  952                178                  201               66
  Custodian Fees                                 96                 27                   17               15
  Auditing Fees                                  10                  7                    7                6
  Shareholders' Reports                          80                  6                    8                4
  Trustees' Fees and Expenses                     8                  1                    2                1
-------------------------------------------------------------------------------------------------------------
    Total Expenses                            9,014              1,624                1,994              662
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       354,777             65,032               83,993           26,919
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                    242              1,204                4,550             (229)
  Futures Contracts                              --               (193)                 (25)              53
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                        242              1,011                4,525             (176)
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                          --             42,687              111,578           49,568
  Futures Contracts                              --                 --                  190               15
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                 --             42,687              111,768           49,583
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $355,019           $108,730             $200,286          $76,326
=============================================================================================================

Statement of Changes in Net Assets

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------
                                                   ADMIRAL TREASURY                  ADMIRAL SHORT-TERM
                                                  MONEY MARKET FUND                     TREASURY FUND
                                          -----------------------------          ----------------------------
                                                                    YEAR ENDED JANUARY 31,
                                          -------------------------------------------------------------------
                                               2001               2000                 2001             2000
                                               (000)              (000)                (000)            (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                   $ 354,777          $ 259,962             $ 65,032         $ 65,330
  Realized Net Gain (Loss)                      242                 37                1,011          (14,724)
  Change in Unrealized Appreciation
    (Depreciation)                               --                 --               42,687          (33,310)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations             355,019            259,999              108,730           17,296
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                    (354,777)          (259,962)             (65,032)         (65,330)
  Realized Capital Gain                          --                 --                   --           (2,088)
-------------------------------------------------------------------------------------------------------------
    Total Distributions                    (354,777)          (259,962)             (65,032)         (67,418)
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                  6,262,217          5,808,863              419,984          565,512
  Issued in Lieu of Cash Distributions      338,705            244,537               50,645           51,770
  Redeemed                               (5,502,682)        (5,462,597)            (510,015)        (724,694)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions          1,098,240            590,803              (39,386)        (107,412)
-------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)               1,098,482            590,840                4,312         (157,534)
-------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                       5,647,796          5,056,956            1,099,796        1,257,330
-------------------------------------------------------------------------------------------------------------
  End of Year                            $6,746,278         $5,647,796           $1,104,108       $1,099,796
=============================================================================================================

1Shares Issued (Redeemed)
  Issued                                  6,262,217          5,808,863               42,221           56,468
  Issued in Lieu of Cash Distributions      338,705            244,537                5,093            5,185
  Redeemed                               (5,502,682)        (5,462,597)             (51,306)         (72,513)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                  1,098,240            590,803               (3,992)         (10,860)
=============================================================================================================

-------------------------------------------------------------------------------------------------------------
                                            ADMIRAL INTERMEDIATE-TERM                 ADMIRAL LONG-TERM
                                                  TREASURY FUND                         TREASURY FUND
                                          -----------------------------          ----------------------------
                                                                    YEAR ENDED JANUARY 31,
                                          -------------------------------------------------------------------
                                               2001               2000                 2001             2000
                                               (000)              (000)                (000)            (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                    $ 83,993           $ 80,416             $ 26,919         $ 28,507
  Realized Net Gain (Loss)                    4,525            (33,716)                (176)          (8,790)
  Change in Unrealized Appreciation
    (Depreciation)                          111,768           (107,177)              49,583          (60,532)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations             200,286            (60,477)              76,326          (40,815)
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                     (83,993)           (80,416)             (26,919)         (28,507)
  Realized Capital Gain                          --             (5,431)                  --           (4,442)
-------------------------------------------------------------------------------------------------------------
    Total Distributions                     (83,993)           (85,847)             (26,919)         (32,949)
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                    335,618            593,029              204,594          307,237
  Issued in Lieu of Cash Distributions       64,757             66,698               20,427           25,103
  Redeemed                                 (339,006)          (588,132)            (225,077)        (305,846)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                     61,369             71,595                  (56)          26,494
-------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                 177,662            (74,729)              49,351          (47,270)
-------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                       1,285,203          1,359,932              451,461          498,731
-------------------------------------------------------------------------------------------------------------
  End of Year                            $1,462,865         $1,285,203             $500,812         $451,461
=============================================================================================================

1Shares Issued (Redeemed)
  Issued                                     32,922             57,596               18,918           29,162
  Issued in Lieu of Cash Distributions        6,358              6,530                1,913            2,390
  Redeemed                                  (33,495)           (57,479)             (21,168)         (29,053)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                      5,785              6,647                 (337)           2,499
=============================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

---------------------------------------------------------------------------------------------------------------
                                                                   ADMIRAL TREASURY MONEY MARKET FUND
                                                                         YEAR ENDED JANUARY 31,
                                                            ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2001      2000       1999      1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00     $1.00      $1.00     $1.00      $1.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .059      .047       .050      .052       .051
  Net Realized and Unrealized Gain (Loss) on Investments          --        --         --        --         --
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            .059      .047       .050      .052       .051
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.059)    (.047)     (.050)    (.052)     (.051)
  Distributions from Realized Capital Gains                       --        --         --        --         --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                                        (.059)    (.047)     (.050)    (.052)     (.051)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00     $1.00    $1.00     $1.00     $1.00
===============================================================================================================
TOTAL RETURN                                                    6.07%     4.79%      5.12%     5.31%      5.24%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Year (Millions)                          $6,746    $5,648     $5,057    $3,880     $3,247
  Ratio of Total Expenses to Average Net Assets                 0.15%     0.15%      0.15%     0.15%      0.15%
  Ratio of Net Investment Income to Average Net Assets          5.90%     4.69%      4.97%     5.20%      5.12%
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                     ADMIRAL SHORT-TERM TREASURY FUND
                                                                           YEAR ENDED JANUARY 31,
                                                            ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2001      2000       1999      1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 9.81    $10.22     $10.15    $10.04     $10.23
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .598      .532       .548      .592       .587
  Net Realized and Unrealized Gain (Loss) on Investments        .400     (.393)      .114      .110      (.190)
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             .998      .139       .662      .702       .397
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.598)    (.532)     (.548)    (.592)     (.587)
  Distributions from Realized Capital Gains                       --     (.017)     (.044)       --         --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.598)    (.549)     (.592)    (.592)     (.587)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.21    $ 9.81     $10.22    $10.15     $10.04
===============================================================================================================
TOTAL RETURN                                                   10.51%     1.41%      6.70%     7.21%      4.05%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Year (Millions)                          $1,104    $1,100     $1,257      $781       $553
  Ratio of Total Expenses to Average Net Assets                 0.15%     0.15%      0.15%     0.15%      0.15%
  Ratio of Net Investment Income to Average Net Assets          6.01%     5.32%      5.35%     5.89%      5.85%
  Portfolio Turnover Rate                                        286%      120%       130%       81%        80%
===============================================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                   ADMIRAL INTERMEDIATE-TERM TREASURY FUND
                                                                             YEAR ENDED JANUARY 31,
                                                            ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2001      2000       1999      1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 9.82    $10.94     $10.60    $10.17     $10.70
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .642      .610       .624      .645       .648
  Net Realized and Unrealized Gain (Loss) on Investments        .880    (1.078)      .348      .430      (.530)
   Total from Investment Operations                            1.522     (.468)      .972     1.075       .118
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.642)    (.610)     (.624)    (.645)     (.648)
  Distributions from Realized Capital Gains                       --     (.042)     (.008)       --         --
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (.642)    (.652)     (.632)    (.645)     (.648)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.70    $ 9.82     $10.94    $10.60     $10.17
===============================================================================================================
TOTAL RETURN                                                   16.04%    -4.33%      9.45%    10.98%      1.30%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Year (Millions)                          $1,463    $1,285     $1,360      $905       $659
  Ratio of Total Expenses to Average Net Assets                 0.15%     0.15%      0.15%     0.15%      0.15%
  Ratio of Net Investment Income to Average Net Assets          6.32%     5.96%      5.80%     6.28%      6.37%
  Portfolio Turnover Rate                                         56%       72%        63%       34%        52%
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                         ADMIRAL LONG-TERM TREASURY FUND
                                                                             YEAR ENDED JANUARY 31,
                                                            ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2001        2000     1999      1998       1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.02      $11.72   $11.12    $10.13     $11.06
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .649        .636     .654      .669       .681
  Net Realized and Unrealized Gain (Loss) on Investments       1.180      (1.597)    .653      .990      (.900)
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            1.829       (.961)   1.307     1.659      (.219)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.649)      (.636)   (.654)    (.669)     (.681)
  Distributions from Realized Capital Gains                       --       (.103)   (.053)      --       (.030)
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (.649)      (.739)   (.707)    (.669)     (.711)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.20      $10.02   $11.72    $11.12     $10.13
===============================================================================================================
TOTAL RETURN                                                   18.76%      -8.30%   12.11%    17.05%     -1.75%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Year (Millions)                            $501        $451     $499      $327       $192
  Ratio of Total Expenses to Average Net Assets                 0.15%       0.15%    0.15%     0.15%      0.15%
  Ratio of Net Investment Income to Average Net Assets          6.10%       6.05%    5.72%     6.41%      6.72%
  Portfolio Turnover Rate                                         55%         55%      32%       13%        42%
===============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds comprise the Admiral Treasury Money Market Fund, Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Admiral Treasury Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: Each Admiral fund, except the Treasury Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                           CAPITAL CONTRIBUTED       PERCENTAGE       PERCENTAGE
                                   TO VANGUARD          OF FUND    OF VANGUARD'S
ADMIRAL FUND                             (000)       NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Treasury Money Market                   $1,301            0.02%             1.3%
Short-Term Treasury                        207            0.02              0.2
Intermediate-Term Treasury                 273            0.02              0.3
Long-Term Treasury                          96            0.02              0.1
--------------------------------------------------------------------------------
The fund's trustees and officers are also directors and officers of Vanguard.

C. During the year ended January 31, 2001, purchases and sales of U.S. government securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                                (000)
                                                   -----------------------------
ADMIRAL FUND                                          PURCHASES            SALES
--------------------------------------------------------------------------------
Short-Term Treasury                                  $2,991,257       $3,370,702
Intermediate-Term Treasury                              766,232          721,266
Long-Term Treasury                                      250,012          239,010
--------------------------------------------------------------------------------

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Admiral Long-Term Treasury Fund had realized losses totaling $356,000 through January 31, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note E).
     At January 31, 2001, the funds had the following capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                     EXPIRATION
                                            FISCAL YEARS ENDING           AMOUNT
ADMIRAL FUND                                        JANUARY 31,            (000)
--------------------------------------------------------------------------------
Short-Term Treasury                                   2008-2009          $13,713
Intermediate-Term Treasury                            2008-2009           29,206
Long-Term Treasury                                    2008-2009            9,571
--------------------------------------------------------------------------------

E. At January 31, 2001, net unrealized appreciation of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                         (000)
                                  ----------------------------------------------
                                   APPRECIATED      DEPRECIATED   NET UNREALIZED
ADMIRAL FUND                        SECURITIES       SECURITIES     APPRECIATION
--------------------------------------------------------------------------------
Short-Term Treasury                    $19,882           $(338)          $19,544
Intermediate-Term Treasury              60,083            (138)           59,945
Long-Term Treasury*                     35,301            (356)           34,945
--------------------------------------------------------------------------------
*See Note D.

F. The market values of securities on loan to broker/dealers at January 31, 2001, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                         (000)
                                   ---------------------------------------------
                                                        COLLATERAL RECEIVED
                                                      --------------------------
                                  MARKET VALUE                      MARKET VALUE
                                     OF LOANED                  OF U.S. TREASURY
ADMIRAL FUND                        SECURITIES             CASH       SECURITIES
--------------------------------------------------------------------------------
Short-Term Treasury                   $ 87,334         $ 41,731          $47,433
Intermediate-Term Treasury             280,286          284,163               --
Long-Term Treasury                      17,830           18,232               --
--------------------------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. The board of trustees has proposed the tax-free merger of the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds into newly created Admiral Share classes of the corresponding Vanguard Bond Funds--the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury funds. Shareholders were mailed a proxy statement in March 2001 for a vote on the proposed merger at a shareholders' meeting scheduled for May 22, 2001. If approved by the shareholders, the mergers will be accomplished by a tax-free exchange of the corresponding Vanguard Bond Fund capital shares for all the outstanding shares of the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds shortly thereafter.

REPORT
  OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Admiral Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Admiral Treasury Money Market Fund, Vanguard Admiral Short-Term Treasury Fund, Vanguard Admiral Intermediate-Term Treasury Fund, and Vanguard Admiral Long-Term Treasury Fund (constituting Vanguard Admiral Funds, hereafter referred to as the "Funds") at January 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.
     As described in Note G, the trustees of Vanguard Admiral Short-Term, Intermediate-Term and Long-Term Treasury Funds have approved, subject to shareholder approval, their reorganization into corresponding portfolios of Vanguard Bond Funds.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 7, 2001

THE VANGUARD(R)
Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
 Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term
 Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q120 032001